UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As previously announced in connection with the underwritten public offering of OptiNose, Inc. (“Optinose”) common stock that was competed on November 18, 2021 (the “Underwritten Offering”), Optinose committed to increase the size of its Board of Directors (“Board”) from six to eight members and, subject to the recommendation of the Nominating and Corporate Governance Committee of the Board, and approval by the Board, appoint two representatives of MVM Partners LLP (collectively with its affiliates, “MVM”) to fill such vacancies.

On December 10, 2021, the Board appointed MVM representatives Eric Bednarski and Kyle Dempsey as members of the Board. Mr. Bednarski was appointed as a Class III director with an initial term expiring at Optinose’s 2023 annual meeting of stockholders and Mr. Dempsey was appointed as a Class I director, with an initial term expiring at Optinose’s 2024 annual meeting of stockholders. In addition, Mr. Dempsey was appointed to the Board’s Compensation Committee.

Both Mr. Bednarski and Mr. Dempsey are Investment Managers and Members of MVM and were nominated based on their roles with MVM. MVM purchased $20 million of Optinose common stock in the Underwritten Offering. Mr. Bednarski and Mr. Dempsey will be compensated for their service on the Board in accordance with Optinose’s non-employee director compensation policy. Additionally, Mr. Bednarski and Mr. Dempsey entered into Optinose's standard indemnification agreement for directors and officers, the form of which was filed as an exhibit to Optinose's registration statement on Form S-1 (Registration No. 333-220515), and will be covered by Optinose’s directors' and officers' insurance policy.

Item 7.01 Regulation FD Disclosure.

On December 13, 2021, Optinose issued a press release announcing the appointment of Eric Bednarski and Kyle Dempsey to the Board. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

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The information included in Item 7.01 (including Exhibit 99.1) of this Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any Optinose filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press release, dated December 13, 2021, issued by Optinose, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Keith A. Goldan
Keith A. Goldan
Chief Financial Officer
Date: December 13, 2021